Scudder
Emerging Markets
Income Fund

Annual Report
October 31, 1997

Pure No-Load(TM) Funds

For investors seeking high current income and, secondarily, long-term capital appreciation through investment primarily in high-yielding debt securities issued in emerging markets.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER                    (logo)

                                    In Brief


o Scudder Emerging Markets Income Fund posted a 12.34% total return for its most recent fiscal year ended October 31, 1997. The J.P. Morgan Composite Emerging Markets Bond/Latin Eurobond Index returned 13.01% over the same time period. The Fund closed its fiscal year with a 30-day net annualized yield of 8.31%.

o Emerging markets from Thailand to Brazil weathered a series of currency crises over the second half of the Fund's fiscal year as these countries struggled to deal with current account deficits and rising interest rates.

o The Fund continues to maintain a liquid, diversified portfolio -- with bonds issued in Latin America, eastern Europe, the Middle East, and northern Africa -- that we believe is well positioned to benefit from improving economic fundamentals while earning a high level of current income.



                                Table of Contents

   3  Letter from the Fund's Chairman    17  Notes to Financial Statements
   4  Performance Update                 21  Report of Independent Accountants
   5  Portfolio Summary                  22  Tax Information
   6  Portfolio Management Discussion    22  Officers and Directors
   9  Glossary of Investment Terms       23  Stockholder Meeting Results
  10  Investment Portfolio               25  Investment Products and Services
  13  Financial Statements               26  Scudder Solutions
  16  Financial Highlights



                    2 - Scudder Emerging Markets Income Fund

                         Letter from the Fund's Chairman

Dear Shareholders,

     We are pleased to report on Scudder Emerging Markets Income Fund's performance over its most recent annual period. Despite market uncertainties arising from assaults on currency valuations in several emerging countries, the Fund posted a solid 12.34% total return for the 12-month period ended October 31, 1997. During this period, the Fund took a cautious approach, and the management team is currently emphasizing countries such as Mexico, Panama, Peru, and Venezuela that continue to display positive credit fundamentals and strong hard currency reserve positions. Please see the Portfolio Management Discussion beginning on page 6 for more information about the Fund's strategy.

     For those interested in other offerings from Scudder, we would like to take this opportunity to tell you about a recent addition to Scudder's family of funds -- Scudder International Growth and Income Fund. The Fund employs a yield-oriented approach to international investing and seeks to provide long-term growth of capital plus current income. Investors who desire international exposure but who wish to take a more conservative approach to international equity investing may appreciate the Fund's emphasis on the dividend-paying stocks of established companies listed on foreign exchanges.

     Please see pages 25 through 27 for more information on Scudder products and services. As always, please call a Scudder Investor Information representative at 1-800-225-2470 if you have questions about your account or any Scudder fund. Thank you for investing with Scudder.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     Chairman,
     Scudder Emerging Markets Income Fund


                    3 - Scudder Emerging Markets Income Fund

PERFORMANCE UPDATE as of October 31, 1997
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------

                            Total Return
Period           Growth    --------------
Ended              of                Average
10/31/97        $10,000   Cumulative  Annual
------------------------------------------------
SCUDDER EMERGING MARKETS INCOME FUND
TICKER SYMBOL:     SCEMX
------------------------------------------------
1 Year          $ 11,234    12.34%    12.34%
Life of Fund*   $ 15,672    56.72%    12.43%
------------------------------------------------
JP MORGAN COMPOSITE EMERGING MARKETS
BOND/LATIN EUROBOND INDEX
------------------------------------------------
1 Year          $ 11,301    13.01%    13.01%
Life of Fund*   $ 14,605    46.05%    10.38%
------------------------------------------------
*The Fund commenced operations on December 31, 1993.
 Index comparisons begin December 31, 1993.

---------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
----------------------------------------------------------------
A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

SCUDDER EMERGING MARKETS INCOME FUND
Year            Amount
----------------------
12/93*         $10,000
4/94           $ 8,962
10/94          $ 9,646
4/95           $ 8,858
10/95          $ 9,980
4/96           $12,131
10/96          $13,951
4/97           $15,567
10/97          $15,672

JP MORGAN COMPOSITE EMERGING MARKETS BOND/
LATIN EUROBOND INDEX
Year            Amount
----------------------
12/93*         $10,000
4/94           $ 8,314
10/94          $ 8,771
4/95           $ 8,149
10/95          $ 9,460
4/96           $11,351
10/96          $12,923
4/97           $14,408
10/97          $14,605

The unmanaged JP Morgan Composite Emerging Markets Bond/Latin Eurobond
Index (EMBI/LEI) tracks the performance of U.S. dollar-denominated sovereign restructured bonds (mostly Brady bonds) and Latin-issued Eurobonds. The composite includes debt issues from five countries in Latin America, plus Bulgaria, Nigeria, the Philippines and Poland. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect fees or expenses.

----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

YEARLY PERIODS ENDED OCTOBER 31
                               1994*       1995         1996        1997
                             ----------------------------------------------
NET ASSET VALUE.........    $ 11.05      $ 10.26      $ 12.98      $ 12.22
INCOME DIVIDENDS........    $   .51      $  1.11      $  1.19      $  1.10
CAPITAL GAINS
DIVIDENDS...............    $    --           --           --         1.18
FUND TOTAL RETURN (%)...      -3.54         3.46        39.78        12.34
INDEX TOTAL RETURN (%)..     -12.23         7.85        36.46        13.01

Performance is historical and assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return for the life of Fund period would have been lower.

                    4 -- SCUDDER EMERGING MARKETS INCOME FUND

PORTFOLIO SUMMARY as of October 31, 1997
---------------------------------------------------------------------------
DIVERSIFICATION
---------------------------------------------------------------------------
Debt Obligations                   97%
Cash Equivalents                    3%
--------------------------------------
                                  100%
--------------------------------------
The Fund is largely
invested in the fixed
income markets of
emerging economies, with
a cash position of less
than 5%.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
GEOGRAPHICAL EXPOSURE
(Excludes 3% Cash Equivalents)
--------------------------------------------------------------------------
Mexico                             26%
Panama                             13%
Venezuela                          12%
Argentina                          12%
Brazil                             10%
Bulgaria                           10%
Jamaica                             4%
Peru                                3%
Turkey                              3%
Other                               7%
--------------------------------------
                                  100%
--------------------------------------
Latin America markets continue
to make up the highest percentage
of fund assets.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
CURRENCY EXPOSURE
(Excludes 3% Cash Equivalents)
--------------------------------------------------------------------------
United States                      92%
Turkey                              3%
South Africa                        2%
Chile                               2%
Germany                             1%
--------------------------------------
                                  100%
--------------------------------------
As part of a conservative strategy,
we reduced the Fund's local currency
assets to approximately 6% by the
close of the period.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
AVERAGE LIFE
(Excludes 3% Cash Equivalents)
--------------------------------------------------------------------------
0 - 3  years                        8%
3 - 5 years                         8%
5 - 10 years                       25%
Greater than 10 years              59%
--------------------------------------
                                  100%
--------------------------------------
Fund assets are invested
in instruments with a
range of maturities.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

For more complete details about the Fund's investment portfolio, see page 10. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.


                    5 -- SCUDDER EMERGING MARKETS INCOME FUND

                         Portfolio Management Discussion

Dear Shareholders,

During a period of economic uncertainty for emerging countries, Scudder Emerging Markets Income Fund pursued a conservative strategy, posting a 12.34% total return for its most recent fiscal year ended October 31, 1997. The J.P. Morgan Composite Emerging Markets Bond/Latin Eurobond Index returned 13.01% over the same time period. The Fund also closed its fiscal year with a 30-day net annualized yield of 8.31%.

                             Asian Currency Turmoil
                                   Spills Over

In July, Thailand, attempting to deal with a large current account deficit, devalued its currency. This event sparked pressure on currencies in several other Southeast Asia markets, including Malaysia, Indonesia, and the Philippines. The crisis proceeded to spread to large Asian economies such as Korea, Hong Kong, and Japan, where currency and property exposure in the banking systems began to worry investors. Having no holdings in emerging Asia, Scudder Emerging Markets Income Fund was well positioned to withstand the currency turmoil.

As the Asian crisis proceeded, concerns over countries posting significant current account deficits and overvalued currencies -- in combination with a general move toward global risk reduction by investors -- began to put pressure on other markets and countries. Brazil's currency soon came under pressure:
Heavy selling of the Brazilian real began in late October, and the country's central bank spent an estimated $8 billion in reserves to defend the currency. In addition, Brazil raised interest rates to an annual rate of 45% to encourage investors to hold the real. President Cardoso also renewed his efforts to push additional reforms through Congress, targeting tight fiscal policy and increased government revenues. The real held firm through this initial assault, relieving some pressure on other Latin American countries. The speed with which Brazil passed legislation aimed at reducing the fiscal deficit also served to calm investors and renew confidence locally.

                             A Conservative Strategy

Scudder Emerging Markets Income Fund had adopted a more conservative stance prior to the outbreak of the Asian turmoil and was thus well positioned as the yield differential (or "spread") between emerging market bonds and Treasury bonds of similar maturity widened from approximately 3.3 percentage points to 6 percentage points by the close of the period. This conservative strategy included reducing the Fund's average effective maturity, underweighting Brazil and Argentina, and overweighting Mexico, Panama, Peru, and Venezuela. We also reduced the Fund's local currency assets to approximately 6% by the close of the period.

During the most recent fiscal year, the Fund increased its position in Mexico through additional holdings of dollar-denominated debt. With strong credit fundamentals, we expect Mexico to outperform other emerging countries in the coming months and exhibit less volatility due to its strong ties with the U.S. and a relatively flexible currency regime that frees Mexico from having to dip into reserves to defend its currency. Inflation appears to be declining in


                    6 - Scudder Emerging Markets Income Fund

Mexico, and retail sales have been strong. Preliminary budget discussions also point towards a relatively low budget deficit for the coming fiscal year.

We took advantage of opportunities to add back substantial Panamanian sovereign bond holdings during the period based on our continued optimism concerning the country's economic outlook and improving relative value. In addition, Panama's economy is largely dollarized and thus is relatively isolated from currency-related volatility.

                                   Our Outlook

Emerging market bonds currently represent attractive relative value, especially in the context of the recent sell-off. As a comparison, yields on U.S. high yield bonds with an average credit rating of B were less than two percentage points higher than comparable maturity Treasuries at the close of the period. Emerging market bonds, which on average have a higher credit rating than the B-rated U.S. High Yield Index, yielded 6 percentage points more than Treasuries of similar maturity. That said, we do expect continued volatility, especially in light of the continued vulnerability of the Brazilian, Korean, and other currencies.

We will continue to pursue a cautious strategy, confining our focus to countries with strong credit fundamentals and banking systems, as well as limited current account deficits, flexible exchange rates, and positive capital flows. Several Latin American countries in particular have made great strides in structural reform and have already undergone adjustments to alleviate potential currency and current account pressures. We believe that investors worldwide will return


                    7 - Scudder Emerging Markets Income Fund to the market as those emerging countries with solid fundamentals and growing domestic economies once again begin to distinguish themselves.

Over the coming months, we will continue to search for opportunities to provide high current income and long-term capital appreciation to our shareholders. Thank you for investing in Scudder Emerging Markets Income Fund.

Sincerely,

Your Portfolio Management Team

/s/Susan E. Gray        /s/M. Isabel Saltzman

Susan E. Gray           M. Isabel Saltzman


                      Scudder Emerging Markets Income Fund:
                          A Team Approach to Investing

  Scudder Emerging Markets Income Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in Scudder's offices across the United States and abroad. Scudder believes its team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

  Lead Portfolio Manager Susan E. Gray assumed responsibility for the Fund's investment strategies and day-to-day management in 1996. Susan, who has over seven years of investment experience in emerging markets, joined the Fund's team in 1994 and has worked at Scudder since 1987. M. Isabel Saltzman, Portfolio Manager, assists with the development and execution of investment strategy. Isabel, who joined Scudder in 1990, has been involved in foreign finance and investing since 1979 and contributes special expertise in Latin America.

                    8 - Scudder Emerging Markets Income Fund

                          Glossary of Investment Terms

 BOND An interest-bearing security issued by a government or a corporation that obligates the issuer to pay the bondholder a specified amount of interest for a stated period -- usually a number of years -- and to repay the face amount of the bond at its maturity date.

 CAPITAL FLOWS               The movement of money from one country to another
                             in search of investment opportunities and to accommodate trade.

 COUPON The interest rate on a bond the issuer (in the case of sovereign emerging market bonds, a country) promises to pay to the holder of the bond until maturity, expressed as an annual percentage of face value. As an example, a bond with a 10% coupon will pay $100 of the $1,000 face amount each year.

 INFLATION                   An overall increase in the prices of goods and
                             services, as happens when business and consumer spending increases relative to the supply of goods available in the marketplace -- in other words, when too much money is chasing too few goods. High inflation has a negative impact on the prices of fixed-income securities.

 30-DAY SEC YIELD            The standard yield reference for bond funds based
                             on a formula prescribed by the SEC. This yield calculation reflects the 30-day average of the net annualized income earnings capability of every holding in a given fund's portfolio, assuming each is held to maturity.

 TOTAL RETURN                The most common yardstick to measure the
                             performance of a fund. Total return -- annualized or cumulative -- is based on share price changes plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.

 YIELD SPREAD                The difference in yield between various types of
                             bonds. An emerging market bond's yield is generally measured against the yield of a Treasury bond of similar maturity as a market yardstick. If yield spreads are "narrow," for example, it often means that emerging market bond yields have been declining, and prices rising, compared with Treasury bonds of similar maturity.


(Sources: Scudder; Barron's Dictionary of Finance and Investment Terms)

                    9 - Scudder Emerging Markets Income Fund

                   Investment Portfolio as of October 31, 1997

                                                                                              Principal              Market
                                                                                           Amount ($) (b)           Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 2.8%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 10/31/97 at 5.7%,
  to be repurchased at $8,010,803 on 11/3/97, collateralized by a $6,141,000                                       -----------
  U.S. Treasury Note, 10.75%, 8/15/05 (Cost $8,007,000) ........................               8,007,000             8,007,000
                                                                                                                   -----------

Short-Term Debt 4.8%
------------------------------------------------------------------------------------------------------------------------------
Chile 1.6%
Citibank Time Deposit linked to Chilean Peso, 9.5%, 11/24/97 ...................   CLP       806,722,705             1,913,066
Citibank Time Deposit linked to Chilean Peso, 10.7%, 4/2/98 ....................   CLP     1,140,700,000             2,704,350
                                                                                                                   -----------
                                                                                                                     4,617,416
                                                                                                                   -----------
Turkey 3.2%
J.P. Morgan & Co. Time Deposit linked to Turkish Lira, 79.5%, 12/30/97 .........   TRL 1,702,269,000,000             9,381,878
------------------------------------------------------------------------------------------------------------------------------
Total Short-Term Debt (Cost $14,477,275)                                                                            13,999,294
------------------------------------------------------------------------------------------------------------------------------

Debt Obligations 92.4%
------------------------------------------------------------------------------------------------------------------------------
Argentina 11.5%
Argentine Republic, Bonos de Consolidacion de Deudas Previsionales Pre 2
  (BOCON), 5.65625%, 4/1/01 (c) ................................................              10,578,092             9,787,547
Argentine Republic, Floating Rate Bond, Series L, LIBOR plus .8125% (6.688%),
  3/31/05 (c) ..................................................................               3,600,000             3,127,500
Argentine Republic, Collateralized Par Bond, Series L, Step-up Coupon, 5.5%,
  3/31/23 (c) ..................................................................              29,500,000            20,244,375
                                                                                                                   -----------
                                                                                                                    33,159,422
                                                                                                                   -----------
Brazil 9.6%
Federative Republic of Brazil, Debt Conversion Bond, Series L, LIBOR plus .875%
  (6.75%), 4/15/12 .............................................................               2,000,000             1,395,000
Federative Republic of Brazil, Debt Conversion Bond, Series L, LIBOR plus .875%
  (6.75%), 4/15/12 (c) .........................................................              11,000,000             7,672,500
Federative Republic of Brazil, Collateralized Discount Bond, Floating Rate Bond,
  LIBOR plus .8125% (6.688%), 4/15/24 (c) ......................................              24,500,000            18,742,500
                                                                                                                   -----------
                                                                                                                    27,810,000
                                                                                                                   -----------
Bulgaria 9.5%
Republic of Bulgaria, Interest Arrears Bond, LIBOR plus .8125%
  (6.688%), 7/28/11 ............................................................              19,750,000            13,035,000
Republic of Bulgaria, Floating Rate Interest Reduction Bond, "A", Step-up
  Coupon, 2.25%, 7/28/12 .......................................................              13,500,000             7,290,000
Republic of Bulgaria, Collateralized Discount Bond, Tranche A, LIBOR
  plus .8125% (6.688%), 7/28/24 ................................................              10,250,000             7,072,500
                                                                                                                   -----------
                                                                                                                    27,397,500
                                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.


                   10 -- SCUDDER EMERGING MARKETS INCOME FUND

                                                                                              Principal              Market
                                                                                           Amount ($) (b)           Value ($)
------------------------------------------------------------------------------------------------------------------------------
Costa Rica 0.0%
Banco Central de Costa Rica Principal Bond, Series B, 6.25%, 5/21/15 ...........                 200,000               144,000
                                                                                                                   -----------
Ecuador 0.1%
Republic of Ecuador, Collateralized Global Par Bond, Step-up Coupon,
  3.5%, 2/28/25 ................................................................                 750,000                378,750
                                                                                                                   -----------
Jamaica 3.9%
Government of Jamaica, 9.625%, 7/2/02 ..........................................              12,000,000            11,220,000
                                                                                                                   -----------
Mexico 25.4%
AXA S.A. de C.V., 9%, 8/4/04 ...................................................               2,500,000             2,425,000
Petroleos Mexicanos, 9.5%, 9/15/27 .............................................              11,750,000            10,751,250
United Mexican States, Collateralized Par Bond, (Detachable Oil Priced
  Indexed Value Recovery Rights), 6.25%, Series A, 12/31/19 ....................               4,500,000             3,600,000
United Mexican States Collateralized Par Bond, (Detachable Oil Priced
  Indexed Value Recovery Rights), 6.25%, Series B, 12/31/19 ....................               9,000,000             7,200,000
United Mexican States, Collateralized Par Bond, (Detachable Oil Priced
  Indexed Value Recovery Rights), Series B, 6.25%, 12/31/19 ....................              10,250,000             8,200,000
United Mexican States, Collateralized Par Bond, (Detachable Oil Priced
  Indexed Value Recovery Rights), Series A, 6.25%, 12/31/19 ....................              45,000,000            36,000,000
United Mexican States, Global Bond, 11.5%, 5/15/26 .............................               4,750,000             5,165,626
                                                                                                                   -----------
                                                                                                                    73,341,876
                                                                                                                   -----------
Morocco 1.8%
Kingdom of Morocco, Restructuring and Consolidation Agreement, Tranche A,
  Floating Rate Bond, LIBOR plus .8125% (6.813%), 1/1/09 .......................               4,350,000             3,523,500
SNAP Limited, Morocco Repackaged Euro Note, Kingdom of Morocco, Morocco Loan
  Tranche A, 11.5%, 1/29/09 ....................................................    DEM        2,750,000             1,626,370
                                                                                                                   -----------
                                                                                                                     5,149,870
                                                                                                                   -----------
Panama 12.4%
Republic of Panama, Interest Reduction Bond, Step-up Coupon, 3.75%, 7/17/14 (c)               43,000,000            30,315,000
Republic of Panama, Past Due Interest Bond, LIBOR plus .8125% (6.688%), 4% with
  2.5% Interest Capitalization, 7/17/16 ........................................               5,423,579             3,954,362
Republic of Panama, 8.875%, 9/30/27 ............................................               1,835,000             1,559,750
                                                                                                                   -----------
                                                                                                                    35,829,112
                                                                                                                   -----------
Peru 3.2%
Republic of Peru Floating Rate Interest Reduction Bond, 3.25%, 3/7/17 ..........              15,250,000             7,625,000
Republic of Peru Past Due Interest Bond, 4%, 3/7/17 ............................               2,750,000             1,567,500
                                                                                                                   -----------
                                                                                                                     9,192,500
Russia 1.6%
Russian Federation Principal Loans (When issued), 12/15/20 (d) .................               7,750,000             4,630,625
                                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.


                   11 -- SCUDDER EMERGING MARKETS INCOME FUND

                                                                                              Principal              Market
                                                                                           Amount ($) (b)           Value ($)
------------------------------------------------------------------------------------------------------------------------------
South Africa 1.7%
Republic of South Africa, 12%, 2/28/05 .........................................    ZAR       26,213,000             4,792,239
                                                                                                                   -----------
Venezuela 11.7%
Republic of Venezuela, Collateralized Front Loaded Interest Reduction Bond,
  Series A, LIBOR plus .875% (6.75%), 3/31/07 ..................................               4,976,190             4,304,405
Republic of Venezuela, Collateralized Front Loaded Interest Reduction Bond,
  Series B, LIBOR plus .875% (6.75%), 3/31/07 (c) ..............................               4,071,429             3,521,786
Republic of Venezuela, Debt Conversion Bond, Floating Rate Bond, Series DL, LIBOR
  plus .8125%, (6.75%), 12/18/07 (c) ...........................................              21,750,000            18,868,125
Republic of Venezuela, Collateralized Discount Bond, Floating Rate Note,
  Series B, LIBOR plus .8125% (6.8125%), 3/31/20 ...............................               1,750,000             1,548,750
Republic of Venezuela, Discount Floating Rate Note, Series A, LIBOR plus .8125%
  (6.75%), 3/31/20 .............................................................                 500,000               442,500
Republic of Venezuela Global, 9.25%, 9/15/27 ...................................               6,283,000             5,246,305
                                                                                                                   -----------
                                                                                                                    33,931,871
------------------------------------------------------------------------------------------------------------------------------
Total Debt Obligations (Cost $284,398,089)                                                                         266,977,765
------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        Shares
------------------------------------------------------------------------------------------------------------------------------
Preferred Stocks 0.0%
------------------------------------------------------------------------------------------------------------------------------
Argentina                                                                                                          -----------
Nortel Inversora "A" (ADR) (Telecommunication services) (Cost $75,709) (e) .....                   7,805                99,280
                                                                                                                   -----------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $306,958,073) (a)                                                       289,083,339
------------------------------------------------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $308,499,006. At October 31, 1997, net unrealized depreciation for all securities based on tax cost was $19,415,667. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $1,876,247 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $21,291,914.

(b)   Principal amount is stated in U.S. dollars unless otherwise noted.

(c) At October 31, 1997, these securities, in whole or in part, have been segregated to cover when-issued securities.

(d)   When-issued or forward delivery securities.

(e) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $99,280 (.03% of net assets) and have been noted in the investment portfolio as of October 31, 1997. Their values have been estimated by the Board of Directors in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at October 31, 1997 aggregated $75,709.

      Currency Abbreviations
      CLP      Chilean Peso
      DEM      Deutsche Mark
      TRL      Turkish Lira
      ZAR      South African Rands

    The accompanying notes are an integral part of the financial statements.


                   12 -- SCUDDER EMERGING MARKETS INCOME FUND

                                          Financial Statements

                                  Statement of Assets and Liabilities
                                         as of October 31, 1997

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $306,958,073) ................     $ 289,083,339
                 Cash .................................................................               936
                 Receivable for investments sold ......................................        38,462,913
                 Receivable for when-issued and forward delivery securities ...........       139,229,819
                 Interest receivable ..................................................         5,361,480
                 Receivable for Fund shares sold ......................................           295,962
                 Deferred organization expenses .......................................            17,957
                 Unrealized appreciation on forward foreign currency exchange
                   contracts ..........................................................           106,286
                 Other assets .........................................................             4,703
                                                                                            ----------------
                 Total assets .........................................................       472,563,395
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for investments purchased ....................................         7,626,461
                 Payable for when-issued and forward delivery securities ..............       138,777,139
                 Payable for Fund shares redeemed .....................................         1,287,576
                 Unrealized depreciation on forward foreign currency exchange
                   contracts ..........................................................           608,778
                 Accrued management fee ...............................................           322,723
                 Other payables and accrued expenses ..................................           312,636
                                                                                            ----------------
                 Total liabilities ....................................................       148,935,313
                --------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 323,628,082
                --------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Undistributed net investment income ..................................         1,595,671
                 Unrealized depreciation on:
                    Investments .......................................................       (17,874,734)
                    Foreign currency related transactions .............................          (563,638)
                 Accumulated net realized gain ........................................        39,692,157
                 Paid-in capital ......................................................       300,778,626
                --------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 323,628,082
                --------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                   ($323,628,082 / 26,485,043 shares of capital stock outstanding,          ----------------
                   $.01 par value, 100,000,000  shares authorized) ....................            $12.22
                                                                                            ----------------

    The accompanying notes are an integral part of the financial statements.


                   13 -- SCUDDER EMERGING MARKETS INCOME FUND

                                        Statement of Operations
                                      year ended October 31, 1997

Investment Income
------------------------------------------------------------------------------------------------------------------------------
                 Interest .............................................................     $  33,888,113
                 Dividends ............................................................             5,572
                                                                                            -----------------
 ......................................................................................        33,893,685
                 Expenses:
                 Management fee .......................................................         3,563,175
                 Services to shareholders .............................................           919,850
                 Directors' fees and expenses .........................................            50,106
                 Custodian and accounting fees ........................................           461,155
                 Auditing .............................................................            82,410
                 Reports to shareholders ..............................................           103,690
                 Legal ................................................................            23,670
                 Registration fees ....................................................            32,242
                 Amortization of organization expense .................................            15,309
                 Other ................................................................            43,924
                                                                                            -----------------
                                                                                                5,295,531
                ---------------------------------------------------------------------------------------------
                 Net investment income                                                         28,598,154
                ---------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from:
                 Investments ..........................................................        40,227,622
                 Foreign currency related transactions ................................          (735,683)
                                                                                            -----------------
                                                                                               39,491,939
                 Net unrealized depreciation during the period on:
                 Investments ..........................................................       (31,603,230)
                 Foreign currency related transactions ................................          (396,696)
                                                                                            -----------------
                                                                                              (31,999,926)
                ---------------------------------------------------------------------------------------------
                 Net gain on investment transactions                                            7,492,013
                ---------------------------------------------------------------------------------------------

                ---------------------------------------------------------------------------------------------
                 Net increase in net assets resulting from operations                       $  36,090,167
                ---------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                   14 -- SCUDDER EMERGING MARKETS INCOME FUND

                                  Statements of Changes in Net Assets


                                                                                   Years Ended October 31,
Increase (Decrease) in Net Assets                                                   1997            1996
------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income .......................................  $ 28,598,154    $ 24,405,811
                 Net realized gain (loss) from investment transactions .......    39,491,939      35,677,374
                 Net unrealized appreciation (depreciation) on investment
                    transactions during the period ...........................   (31,999,926)     15,111,903
                                                                                --------------  --------------
                 Net increase in net assets resulting from operations ........    36,090,167      75,195,088
                                                                                --------------  --------------
                 Distributions to shareholders from:
                 Net investment income .......................................   (29,393,701)    (23,976,386)
                                                                                --------------  --------------
                 Net realized gains ..........................................   (27,924,210)              --
                                                                                --------------  --------------
                 Fund share transactions:
                 Proceeds from shares sold ...................................   316,479,213     265,528,712
                 Net asset value of shares issued to shareholders in
                    reinvestment of distributions ............................    49,926,221      20,013,011
                 Cost of shares redeemed .....................................  (326,157,592)   (201,555,242)
                                                                                --------------  --------------
                 Net increase in net assets from Fund share transactions .....    40,247,842      83,986,481
                                                                                --------------  --------------
                 Increase in net assets ......................................    19,020,098     135,205,183
                 Net assets at beginning of period ...........................   304,607,984     169,402,801
                 Net assets at end of period (including undistributed net
                    investment income of $1,595,671 and $226,767,               --------------  --------------
                    respectively) ............................................  $323,628,082    $304,607,984
                                                                                --------------  --------------
Other Information
------------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period ...................    23,465,219      16,511,433
                                                                                --------------  --------------
                 Shares sold .................................................    24,276,198      22,121,034
                 Shares issued to shareholders in reinvestment of
                    distributions ............................................     3,969,587       1,684,014
                 Shares redeemed .............................................   (25,225,961)    (16,851,262)
                                                                                --------------  --------------
                 Net increase in Fund shares .................................     3,019,824       6,953,786
                                                                                --------------  --------------
                 Shares outstanding at end of period .........................    26,485,043      23,465,219
                                                                                --------------  --------------

    The accompanying notes are an integral part of the financial statements.


                   15 -- SCUDDER EMERGING MARKETS INCOME FUND

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                              For the Period
                                                                                               December 31,
                                                                                                   1993
                                                                                              (commencement
                                                                                            of operations) to
                                                                  Years Ended October 31,       October 31,
                                                               1997 (a)  1996 (a)     1995         1994
-------------------------------------------------------------------------------------------------------------
                                                               ----------------------------------------------
Net asset value, beginning of period .........................  $12.98   $10.26      $11.05       $12.00
                                                               ----------------------------------------------
Income from investment operations:
Net investment income ........................................    1.06     1.20        1.14         0.60
Net realized and unrealized gain (loss) on
   investments ...............................................     .46     2.71        (.82)       (1.04)
                                                               ----------------------------------------------
Total from investment operations .............................    1.52     3.91         .32         (.44)
                                                               ----------------------------------------------
Less distributions from:
   Net investment income .....................................   (1.10)   (1.19)      (1.11)        (.51)
   Net realized gain on investment transactions ..............   (1.18)      --          --           --
                                                               ----------------------------------------------
Total distributions ..........................................   (2.28)   (1.19)      (1.11)        (.51)
                                                               ----------------------------------------------

                                                               ----------------------------------------------
Net asset value, end of period ...............................  $12.22   $12.98      $10.26       $11.05
-------------------------------------------------------------------------------------------------------------
Total Return (%) (b) .........................................   12.34    39.78        3.46        (3.54)**
Ratios and Supplemental Data
Net assets, end of period ($ millions) .......................     324      305         169           95
Ratio of operating expenses, net to average daily
   net assets (%) ............................................    1.49     1.44        1.50         1.50*
Ratio of operating expense before expense
   reductions, to average daily net assets (%) ...............    1.49     1.45        1.68         2.23*
Ratio of net investment income to average daily
   net assets (%) ............................................    8.03    10.05       12.83         9.17*
Portfolio turnover rate (%) ..................................   409.5    430.0(c)    302.2        180.6*

(a) Based on monthly average shares outstanding during the period.
(b) Total returns are higher due to maintenance of Fund expenses.
(c) Economic and market conditions necessitated more active trading, resulting in a higher portfolio turnover rate.
*   Annualized
**  Not annualized


                   16 -- SCUDDER EMERGING MARKETS INCOME FUND

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Emerging Markets Income Fund (the "Fund") is a non-diversified series of Scudder Global Fund, Inc., a Maryland corporation registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities with original maturities greater than sixty days are valued by pricing agents approved by the Officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market investments having an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

(ii) purchases and sales of investment securities, interest income and certain expenses at the daily rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the accrual and payment dates on interest and foreign withholding taxes.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies and as a hedge against changes in exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the


                   17 -- SCUDDER EMERGING MARKETS INCOME FUND difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

When-issued and Forward Delivery Securities. The Fund may purchase securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later time.

At the time the Fund makes the commitment to purchase a security on a when-issued basis or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price. The Fund will establish a segregated account in which it will maintain cash and/or liquid debt securities equal in value to commitments for when-issued or forward delivery securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes, and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income are made quarterly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Organization Costs. Costs incurred by the Fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.

Other. Investment security transactions are accounted for on a trade date basis. Distributions of net realized gains to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. All discounts are amortized/accreted for both tax and financial reporting purposes.


                   18 -- SCUDDER EMERGING MARKETS INCOME FUND

                      B. Purchases and Sales of Securities

For the year ended October 31, 1997, purchases and sales (including maturities) of investment securities (excluding short-term investments) aggregated $1,241,332,306 and $1,257,588,346, respectively.

                               C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 1.00% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 1997, the fee pursuant to the Management Agreement amounted to $3,563,175, of which $322,723 is unpaid at October 31, 1997.

On June 26, 1997, the Adviser entered into an agreement with The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, pursuant to which Zurich will acquire a majority interest in the Adviser, and the Adviser will form a new global investment organization by combining with Zurich's subsidiary, Zurich Kemper Investments, Inc. and change its name to Scudder Kemper Investments, Inc. Subject to the receipt of the required regulatory and shareholder approvals, the transaction is expected to close by the end of the fourth quarter of 1997.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended October 31, 1997, the amount charged to the Fund by SSC aggregated $606,320, of which $52,262 is unpaid at October 31, 1997.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended October 31, 1997, the amount charged to the Fund by STC aggregated $33,703, of which $3,039 is unpaid at October 31, 1997.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended October 31, 1997, the amount charged to the Fund by SFAC aggregated $258,022, of which $42,235 is unpaid at October 31, 1997.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. At October 31, 1997, the Special Servicing Agreement expense charged to the Fund amounted to $93,146.

The Fund pays each Director not affiliated with the Adviser $4,000 annually, plus specified amounts for attended board and committee meetings. For the year ended October 31, 1997, Directors' fees and expenses aggregated $50,106.


                   19 -- SCUDDER EMERGING MARKETS INCOME FUND

                                 D. Credit Risk

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

                                 E. Commitments

As of October 31, 1997, the Fund had entered into the following forward currency exchange contracts resulting in net unrealized depreciation of $502,492.

                                                                          Net Unrealized
                                                                           Appreciation
                                                                          (Depreciation)
   Contracts to Deliver       In Exchange For        Settlement Date         (U.S.$)
  -----------------------  -----------------------  -------------------  -----------------
  USD         13,775,000   DEM         23,844,525        11/17/97              60,791
  ZAR         14,547,173   USD          3,065,790        11/6/97               45,495
  DEM         27,678,465   USD         15,592,271        11/17/97            (468,164)
  DEM          2,758,718   USD          1,554,085        11/17/97             (46,662)
  DEM          8,584,898   USD          4,900,000        12/30/97             (93,952)
                                                                         -------------
                                                                             (502,492)
                                                                         =============

                               F. Lines of Credit

The Fund and several affiliated Funds (the "Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement. In addition, the Fund also maintains an uncommitted line of credit.


                   20 -- SCUDDER EMERGING MARKETS INCOME FUND

                        Report of Independent Accountants

To the Board of Directors of Scudder Emerging Markets Income Fund, Inc. and to the Shareholders of Scudder Emerging Markets Income Fund:

We have audited the accompanying statement of assets and liabilities of Scudder Emerging Markets Income Fund including the investment portfolio, as of October 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period December 31, 1993 (commencement of operations) to October 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Emerging Markets Income Fund as of October 31, 1997, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period December 31, 1993 (commencement of operations) to October 31, 1994 in conformity with generally accepted accounting principles.


Boston, Massachusetts                               COOPERS & LYBRAND L.L.P.
December 19, 1997


                   21 -- SCUDDER EMERGING MARKETS INCOME FUND

                                 Tax Information

The Fund paid distributions of $0.06 per share from net long-term capital gains during its year ended October 31, 1997. Pursuant to section 852 of the Internal Revenue Code, the Fund designates $716,250 as capital gain dividends for the year ended October 31, 1997.


                             Officers and Directors

Daniel Pierce*
Chairman of the Board, Director and Vice President

Nicholas Bratt*
President

Paul Bancroft III
Director; Venture Capitalist and Consultant

Sheryle J. Bolton
Director; Chief Executive Officer, Scientific Learning Corporation

William T. Burgin
Director; General Partner, Bessemer Venture Partners

Thomas J. Devine
Director; Consultant

William H. Gleysteen, Jr.
Director; Consultant; Guest Scholar, Brookings Institute

William H. Luers
Director; President, The Metropolitan Museum of Art

Kathryn L. Quirk*
Director, Vice President and Assistant Secretary

Robert W. Lear
Honorary Director; Executive-in-Residence, Visiting Professor, Columbia University Graduate School of Business

Robert G. Stone, Jr.
Honorary Director; Chairman Emeritus and Director, Kirby Corporation

Susan E. Gray*
Vice President

Jerard K. Hartman*
Vice President

Gary P. Johnson*
Vice President

Thomas W. Joseph*
Vice President

Gerald J. Moran*
Vice President

M. Isabel Saltzman*
Vice President

David S. Lee*
Vice President and Assistant Treasurer

Thomas F. McDonough*
Vice President and Secretary

Pamela A. McGrath*
Vice President and Treasurer

Edward J. O'Connell*
Vice President and Assistant Treasurer


                         *Scudder, Stevens & Clark, Inc.


                   22 -- SCUDDER EMERGING MARKETS INCOME FUND

                                 Tax Information

The Fund paid distributions of $0.06 per share from net long-term capital gains during its year ended October 31, 1997. Pursuant to section 852 of the Internal Revenue Code, the Fund designates $716,250 as capital gain dividends for the year ended October 31, 1997.



                             Officers and Directors

Daniel Pierce*
Chairman of the Board, Director
and Vice President

Nicholas Bratt*
President

Paul Bancroft III
Director; Venture Capitalist and
Consultant

Sheryle J. Bolton
Director; Chief Executive
Officer, Scientific Learning
Corporation

William T. Burgin
Director; General Partner,
Bessemer Venture Partners

Thomas J. Devine
Director; Consultant

William H. Gleysteen, Jr.
Director; Consultant; Guest
Scholar, Brookings Institute

William H. Luers
Director; President, The
Metropolitan Museum of Art

Kathryn L. Quirk*
Director, Vice President and
Assistant Secretary

Robert W. Lear
Honorary Director;
Executive-in-Residence, Visiting
Professor, Columbia University
Graduate School of Business

Robert G. Stone, Jr.
Honorary Director; Chairman
Emeritus and Director, Kirby
Corporation

Susan E. Gray*
Vice President

Jerard K. Hartman*
Vice President

Gary P. Johnson*
Vice President

Thomas W. Joseph*
Vice President

Gerald J. Moran*
Vice President

M. Isabel Saltzman*
Vice President

David S. Lee*
Vice President and Assistant
Treasurer

Thomas F. McDonough*
Vice President and Secretary

Pamela A. McGrath*
Vice President and Treasurer

Edward J. O'Connell*
Vice President and Assistant
Treasurer


                         *Scudder, Stevens & Clark, Inc.


                    22 - Scudder Emerging Markets Income Fund

                                       Stockholder Meeting Results

A Special Meeting of Stockholders (the "Meeting") of Scudder Emerging Markets Income Fund (the "Fund") was held on October 27, 1997, at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154. At the Meeting, as adjourned and reconvened, the following matters were voted upon by the stockholders (the resulting votes for each matter are presented below.) With regard to certain proposals, it was recommended that the Meeting be reconvened in order to provide stockholders with an additional opportunity to return their proxies. The date of the reconvened meeting at which the matters were decided is noted after the proposed matter.

1.    To elect Directors.
                                                      Number of Votes:
                                                      ----------------

                    Director                   For                   Withheld
                    --------                   ---                   --------

       Paul Bancroft III                    15,187,359               556,275

       Sheryle J. Bolton                    15,196,206               547,428

       William T. Burgin                    15,194,729               548,905

       Thomas J. Devine                     15,184,869               558,765

       Keith R. Fox                         15,196,072               547,562

       William H. Gleysteen, Jr.            15,181,641               561,993

       William H. Luers                     15,195,388               548,246

       Daniel Pierce                        15,187,144               556,490

       Kathryn L. Quirk                     15,178,045               565,589

2. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.

                                Number of Votes:
                                ----------------

          For            Against         Abstain        Broker Non-Votes*
          ---            -------         -------        -----------------

       14,778,702        597,149         367,783            1,615,312


3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise. (Approved on December 2, 1997.)


                                Number of Votes:
                                ----------------

          For            Against         Abstain       Broker Non-Votes*
          ---            -------         -------       -----------------

       14,373,422       1,270,547        605,086           1,338,396


                    23 - Scudder Emerging Markets Income Fund

4. To approve the revision of certain fundamental investment policies.


                                                                         Number of Votes:
                                                                         ----------------

          Fundamental Policies                   For               Against              Abstain        Broker Non-Votes*
          --------------------                   ---               -------              -------        -----------------

       4.1  Diversification                  12,717,114            806,588              604,620            1,615,312

       4.2  Borrowing                        12,465,778           1,049,976             612,568            1,615,312

       4.3  Senior securities                12,560,524            954,444              613,354            1,615,312

       4.4  Purchase of physical             12,544,496            975,249              608,577            1,615,312
            commodities

       4.5  Concentration                    12,675,222            853,949              599,151            1,615,312

       4.6  Underwriting of securities       12,654,763            875,666              597,893            1,615,312

       4.7  Investment in real estate        12,709,894            720,515              697,913            1,615,312

       4.8  Lending                          12,650,114            768,864              709,344            1,615,312


5. To ratify the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.


                                Number of Votes:
                                ----------------

           For                      Against                    Abstain
           ---                      -------                    -------

        15,063,361                  224,355                    455,918


* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

                    24 - Scudder Emerging Markets Income Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Retirement Programs
-------------------
  IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  The Latin America Dollar Income Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.
  Scudder World Income Opportunities
    Fund, Inc.

     For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.

                    25 - Scudder Emerging Markets Income Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which you designate       Lets you purchase Scudder fund shares
          the purchase details and the bank account, and money is      electronically, avoiding potential mailing delays;
          electronically debited from that account monthly to          designate a bank account and the transaction
          regularly purchase fund shares and "dollar cost average"     details, and money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from that account.
          fewer when it's higher, which can reduce your average
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you designate.

          DistributionsDirect

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                    26 - Scudder Emerging Markets Income Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 6,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:

          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago           San Francisco
                   Investor.Relations@scudder.com                Boston                New York

------------------------------------------------------------------------------------------------------------------------------
          New From Scudder: Scudder International Growth and Income Fund

          Scudder International Growth and Income Fund takes a yield-oriented approach to investing in international equities. The
          Fund seeks to provide long-term growth of capital plus current income. Investors who desire international exposure but who wish to take a more conservative approach may appreciate the Fund's emphasis on the dividend paying stocks of well-established companies outside the United States.
------------------------------------------------------------------------------------------------------------------------------
          The share price of Scudder International Growth and Income Fund will fluctuate. International investing involves special risks including currency fluctuation and political instability. Contact Scudder Investor Services, Inc., Distributor,
          for a prospectus which contains more complete information, including management fees and other expenses. Please read it carefully before you invest or send money.


                    27 - Scudder Emerging Markets Income Fund

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.



This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

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